UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2013. The net asset value (NAV) at that date was $21.17 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $18.89.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2013
Cohen & Steers Infrastructure Fund at NAV[a]	6.64%
Cohen & Steers Infrastructure Fund at Market Value[a]	4.44%
UBS Global 50/50 Infrastructure & Utilities Index—net[b]	6.30%
Blended benchmark—80% UBS Global 50/50 Infrastructure & Utilities Index—net /20% BofA Merrill Lynch Fixed Rate Preferred Index[b]	5.14%
S&P 500 Index[b]	13.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The UBS Global 50/50 Infrastructure & Utilities Index tracks the performance of global infrastructure related securities, split evenly between utilities and infrastructure and is net of dividend withholding taxes. The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

Global equities advanced in the six months ended June 30, 2013, but encountered some volatility along the way. Early in the year, positive trends in U.S. housing and employment, improvement in China's economy and the launch of greater fiscal and monetary easing in Japan helped overcome persistent concerns about Europe, and sent the S&P 500 and Dow Jones Industrial Average to record highs. In the second quarter, political and economic conditions in the Eurozone appeared to stabilize, while growth in China decelerated.

Markets everywhere experienced a setback in late May after Federal Reserve Chairman Bernanke reiterated that he would slow quantitative easing once the U.S. economy and employment data achieved "real and sustainable" improvements. Investors took this to mean the Fed's quantitative easing program would soon taper off, sending the benchmark 10-year Treasury yield from 1.7% at the beginning of May to 2.5% by the end of June. This in turn prompted a selloff in interest-rate-sensitive and income-oriented equities, including those of some infrastructure and preferred securities. But in the final week of the period, markets regained their footing after several Federal Reserve governors suggested that investors' reaction was not in line with the body's prevailing outlook for monetary policy.

Japanese stocks lifted the index

At the six-month period's close, the UBS Global 50/50 Infrastructure & Utilities Index had a total return of 6.3%, as measured in U.S. dollars and net of dividend withholding taxes. Railways (48.8% total returnc) were the top performers. The subsector comprises mostly Japanese passenger rail companies, which participated in the rally in Japan's equity markets that was fueled by the prospect of fiscal and monetary easing. The gas distribution subsector (15.6%) was similarly buoyed by its Japanese components.

Airports struggled in the first quarter before rebounding in the second, and finished the period with a total return of 14.2%. State-owned Aeroports de Paris soared in June on news that the government will sell nearly 10% of the Paris airport operator to Vinci SA, Europe's biggest builder, and Crédit Agricole, France's second-largest bank. Investors viewed this transaction favorably for Vinci as well; the deal gave a lift to the toll roads subsector (8.8%), which had been beaten down by Eurozone austerity measures.

c  Sector returns are in local currencies as measured by the UBS Global 50/50 Infrastructure & Utilities Index.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Within the electric utilities subsector (7.9%), the combination of high valuations and an uptick in interest rates triggered a selloff late in the period. Japanese electric companies managed to buck that trend, however, moving from early losses to late gains as the overhang of the Fukushima disaster gave way to optimism about nuclear restarts and tariff increases. European electric utilities continued to grapple with challenging fundamentals and an unfavorable regulatory environment, while richly valued North American companies performed in line with the index.

The slide in marine ports (–1.1%) reflected disruptions in trade caused by slowing economic growth in China and the decline in commodity prices. Competitive pressures among satellite companies and lackluster performance from tower companies held the communications sector (0.6%) down. Pipelines (2.1%), which were hard hit by the falling price of natural gas liquids, also trailed the index.

Preferreds slipped late in the period

Preferred securities produced solid returns in the first quarter amid a favorable backdrop of strengthening credit fundamentals and continued investor demand for high-income assets. Lower-rated preferreds benefited from narrowing credit spreads, and convertible securities attracted investors who valued their relatively high yields and call-protection features.

But Mr. Bernanke's remarks triggered a decline in preferreds in May and June. Rising interest rates do not always send preferreds lower, as their wide spreads over Treasury yields can provide a cushion; we saw this when interest rates rose in the first quarter. By contrast, in June spreads widened on many fixed income securities across the credit spectrum—preferreds, investment-grade bonds and high-yield corporate debt.

Fund performance

The Fund advanced in the six-month period ended June 30, 2013 and outperformed its blended benchmark on a NAV basis but underperformed on a market value basis. Our allocation to the pipelines subsector was the biggest contributor to relative return. The Fund invested in pipeline companies structured as master limited partnerships, which are not in the index, as they have demonstrated better growth prospects than other higher-yielding infrastructure subsectors. Our underweight and stock selection in electric utilities were beneficial as well. Our allocation to preferred securities contributed to relative performance.

Factors that detracted from relative return included our allocation to railways. We were underweight the subsector in the first quarter, but added to our position and ended the period with an overweight. Our allocation to the communications subsector was also unfavorable; we were overweight a French satellite company that came under pressure as a Spanish shareholder continued to divest shares, creating a market overhang.

The impact of leverage on Fund performance

The Fund's use of leverage during the six-month period ended June 30, 2013 contributed to the Fund's performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Investment Outlook

As we move into the third quarter, our outlook for global infrastructure securities is optimistic. The late-period turbulence caused by Mr. Bernanke's comments was overblown, in our view, and we believe investors will continue to find infrastructure companies attractive for their predictable income, modest volatility and long-term growth potential.

Further economic stabilization among the developed economies will expand that potential, in our view; we believe we are moving from an economic slowdown to a below-trend recovery. We have confidence in Japan, in part based on our belief that its stimulus initiatives are likely to feed through to infrastructure companies. In addition, we await more information on nuclear plant restarts and tariff increases—factors we believe could help Japanese utilities return to profitability. Europe is making economic headway, and we have modestly reduced our underweight. China remains a concern; the growth we saw early in the period stalled and has had a spillover impact on the region, especially its trading partners.

In North America, the falling price of natural gas liquids has made pipeline shares more attractive, and we have added to our positions selectively. We believe the ramp-up in energy production in the continent's shale basins will further the need for increased energy infrastructure—pipelines, processing plants and storage facilities. Our outlook on electric utilities is cautious. Many regulated electric utilities remain richly valued, in our opinion, while integrated utilities still face challenging fundamentals and difficult regulatory conditions. The recent power auction in the eastern U.S. signaled a longer road ahead for the return of better fundamentals. We maintain an overweight in tower companies, and believe good recent earnings and guidance validates our view of their prospects.

The downdraft in preferreds has been somewhat rational, in our view, as prospects for lower Fed accommodation has increased uncertainty. However, we believe the extent of re-pricing of many preferreds has led to a value entry point in many securities. With yield spreads already wide of historical levels before the selloff, and even wider now, we believe many securities look quite compelling, even if Treasury yields rise further.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

ROBERT S. BECKER	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

BEN MORTON	ELAINE ZAHARIS-NIKAS
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2013, leverage represented 31% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods of five, six and seven years (where we effectively reduce our variable rate obligation and fix our rate obligation over various terms). Specifically, as of June 30, 2013, we have fixed the rate on 90% of our borrowings at an average interest rate of 1.9% for an average remaining term of 5.1 years. Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	31%
% Fixed Rate	90%
% Variable Rate	10%
Weighted Average Rate on Financing	1.9%
Weighted Average Term on Financing	5.1 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2013. Information is subject to change.

b  See Note 6 in Notes to Financial Statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

June 30, 2013

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
American Tower Corp.	$118,121,989	4.5
Crown Castle International Corp.	110,365,794	4.2
Vinci SA	89,211,383	3.4
NextEra Energy	66,235,092	2.5
SBA Communications Corp.	61,452,892	2.3
Enbridge	60,371,599	2.3
Sempra Energy	55,645,856	2.1
Transurban Group	54,836,214	2.1
Central Japan Railway Co.	53,006,070	2.0
MarkWest Energy Partners LP	52,760,894	2.0

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

		Number of Shares	Value
COMMON STOCK	117.0%
AUSTRALIA	9.4%
AIRPORTS	1.9%
Sydney Airport[a]		11,214,268	$34,665,307
ELECTRIC—INTEGRATED ELECTRIC	1.3%
AGL Energy Ltd.[a]		1,341,239	17,761,603
Origin Energy Ltd.[a]		538,200	6,187,090
			23,948,693
MARINE PORTS	1.5%
Asciano Ltd.		5,987,930	27,490,830
PIPELINES—C-CORP	0.6%
APA Group		1,796,300	9,840,408
RAILWAYS	1.1%
Aurizon Holdings Ltd.[a]		5,115,500	19,462,062
TOLL ROADS	3.0%
Transurban Group[a]		8,869,790	54,836,214
TOTAL AUSTRALIA			170,243,514
BRAZIL	0.8%
TOLL ROADS	0.6%
CCR SAa		1,324,343	10,505,242
WATER	0.2%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR[a,b]		310,564	3,232,971
TOTAL BRAZIL			13,738,213
CANADA	6.7%
MARINE PORTS	0.8%
Westshore Terminals Investment Corp.		520,636	14,222,566
PIPELINES—C-CORP	5.9%
AltaGas Ltd.		146,559	5,136,602
Enbridge[a]		1,436,164	60,371,599
TransCanada Corp.[a]		973,700	41,921,780
			107,429,981
TOTAL CANADA			121,652,547

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
CHINA	1.1%
ELECTRIC—INTEGRATED ELECTRIC	0.4%
Huadian Power International Corp. Ltd., Class H (HKD)		19,467,400	$8,031,882
TOLL ROADS	0.7%
Jiangsu Expressway Co., Ltd., Class H (HKD)		5,674,900	5,853,392
Zhejiang Expressway Co., Ltd., Class H (HKD)		8,450,000	6,885,464
			12,738,856
TOTAL CHINA			20,770,738
FRANCE	10.6%
AIRPORTS	1.7%
Aeroports de Paris		314,400	30,574,215
COMMUNICATIONS—SATELLITES	1.9%
Eutelsat Communications[a]		1,230,355	34,928,517
ELECTRIC—INTEGRATED ELECTRIC	1.8%
GDF Suez[a]		1,635,944	32,037,208
TOLL ROADS	4.9%
Vinci SAa		1,777,647	89,211,383
WATER	0.3%
Veolia Environnement[a]		470,100	5,348,665
TOTAL FRANCE			192,099,988
GERMANY	2.2%
AIRPORTS	0.3%
Fraport AG		95,616	5,784,832
ELECTRIC—INTEGRATED ELECTRIC	1.9%
E.ON AGa		2,099,700	34,464,055
TOTAL GERMANY			40,248,887
HONG KONG	0.9%
AIRPORTS	0.0%
Beijing Capital International Airport Co., Ltd., Class H		1,318,000	863,254
ELECTRIC—REGULATED ELECTRIC	0.6%
Cheung Kong Infrastructure Holdings Ltd. (Bermuda)[a]		1,683,000	11,261,879

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
GAS DISTRIBUTION	0.3%
Hong Kong and China Gas Co., Ltd.		2,071,300	$5,063,383
TOTAL HONG KONG			17,188,516
ITALY	1.8%
ELECTRIC—REGULATED ELECTRIC	0.4%
Terna Rete Elettrica Nazionale S.p.A.[a]		1,796,700	7,465,046
GAS DISTRIBUTION	0.4%
Snam Rete Gas S.p.A.[a]		1,750,500	7,974,881
TOLL ROADS	1.0%
Atlantia S.p.A.[a]		1,094,990	17,858,923
TOTAL ITALY			33,298,850
JAPAN	9.9%
GAS DISTRIBUTION	1.9%
Tokyo Gas Co., Ltd.		6,224,800	34,393,934
RAILWAYS	8.0%
Central Japan Railway Co.[a]		433,400	53,006,070
East Japan Railway Co.[a]		599,100	46,572,504
West Japan Railway Co.[a]		1,109,300	47,087,649
			146,666,223
TOTAL JAPAN			181,060,157
LUXEMBOURG	2.7%
COMMUNICATIONS—SATELLITES
SES SAa		1,737,600	49,758,414
MEXICO	1.7%
AIRPORTS	0.4%
Grupo Aeroportuario del Pacifico SAB de CV, B Shares		1,566,300	7,970,845
PIPELINES—C-CORP	0.4%
Infraestructura Energetica Nova SAB de CVc		1,931,279	6,988,850
TOLL ROADS	0.9%
OHL Mexico SAB de CVc		6,465,429	15,368,395
TOTAL MEXICO			30,328,090

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
NETHERLANDS	1.2%
MARINE PORTS
Koninklijke Vopak NVa		379,900	$22,413,060
NEW ZEALAND	0.7%
AIRPORTS
Auckland International Airport Ltd.[a]		5,293,013	12,182,405
PORTUGAL	1.6%
ELECTRIC—INTEGRATED ELECTRIC
Energias de Portugal SA		8,783,721	28,297,481
SPAIN	5.4%
GAS DISTRIBUTION	0.3%
Enagas SAa		231,700	5,725,727
TOLL ROADS	5.1%
Abertis Infraestructuras SAa		2,758,032	48,105,877
Ferrovial SA		2,818,600	45,053,222
			93,159,099
TOTAL SPAIN			98,884,826
SWITZERLAND	0.6%
AIRPORTS
Flughafen Zuerich AG		20,762	10,429,907
UNITED KINGDOM	5.0%
ELECTRIC	4.6%
INTEGRATED ELECTRIC	1.7%
SSE PLC[a]		1,327,840	30,758,168
REGULATED ELECTRIC	2.9%
National Grid PLC[a]		4,616,679	52,382,149
TOTAL ELECTRIC			83,140,317
WATER	0.4%
United Utilities Group PLC[a]		720,480	7,495,366
TOTAL UNITED KINGDOM			90,635,683

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
UNITED STATES	54.7%
COMMUNICATIONS	18.1%
TELECOMMUNICATIONS	2.2%
AT&Ta,b		542,100	$19,190,340
Verizon Communications[a,b]		406,300	20,453,142
			39,643,482
TOWERS	15.9%
American Tower Corp.[a,b]		1,614,350	118,121,989
Crown Castle International Corp.[a,b,c]		1,524,600	110,365,794
SBA Communications Corp.[a,b,c]		829,100	61,452,892
			289,940,675
TOTAL COMMUNICATIONS			329,584,157
ELECTRIC	15.8%
INTEGRATED ELECTRIC	6.3%
Exelon Corp.[a,b]		841,400	25,982,432
NextEra Energy[a,b]		812,900	66,235,092
PPL Corp.[a,b]		706,028	21,364,407
			113,581,931
REGULATED ELECTRIC	9.5%
CenterPoint Energy[a,b]		916,846	21,536,713
CMS Energy Corp.		385,876	10,484,251
Duke Energy Corp.[a,b]		544,411	36,747,743
PG&E Corp.[a,b]		918,107	41,985,033
Southern Co.[a,b]		822,872	36,313,341
Wisconsin Energy Corp.[a,b]		646,907	26,516,718
			173,583,799
TOTAL ELECTRIC			287,165,730
GAS DISTRIBUTION	4.2%
Atmos Energy Corp.[a,b]		324,195	13,311,447
Questar Corp.[a,b]		339,785	8,103,872
Sempra Energy[a,b]		680,600	55,645,856
			77,061,175

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
PIPELINES	15.4%
PIPELINES—C-CORP	1.8%
SemGroup Corp., Class Aa,b		157,617	$8,489,252
Williams Cos. (The)[a,b]		780,791	25,352,284
			33,841,536
PIPELINES—MLP	13.2%
Access Midstream Partners LP		358,600	17,105,220
Energy Transfer Equity LP		174,556	10,441,940
Enterprise Products Partners LP		784,100	48,731,815
EQT Midstream Partners LP		445,647	21,769,856
Golar LNG Partners LP (Marshall Islands)		363,176	12,384,302
MarkWest Energy Partners LPa		789,243	52,760,894
MPLX LP		329,200	12,117,852
Oiltanking Partners LP		280,589	14,253,921
Rose Rock Midstream LP		336,714	12,330,467
Tallgrass Energy Partners LPc		394,800	8,290,800
Tesoro Logistics LP		287,420	17,377,413
USA Compression Partners LP		534,300	12,588,108
			240,152,588
PIPELINES—OTHER	0.4%
CorEnergy Infrastructure Trust[a]		957,067	6,661,186
TOTAL PIPELINES			280,655,310
SHIPPING	0.0%
GasLog Ltd. (Bermuda)		85	1,088
WATER	1.2%
American Water Works Co.[a,b]		529,440	21,828,811
TOTAL UNITED STATES			996,296,271
TOTAL COMMON STOCK (Identified cost—$1,704,700,098)			2,129,527,547
PREFERRED SECURITIES—$25 PAR VALUE	7.5%
BERMUDA	0.2%
INSURANCE—REINSURANCE—FOREIGN
Montpelier Re Holdings Ltd., 8.875% (USD)		148,333	4,031,691

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
HONG KONG	0.5%
TRANSPORT—MARINE
Seaspan Corp., 9.50%, Series C (USD)[a]		335,776	$9,045,806
MARSHALL ISLANDS	0.3%
TRANSPORT—MARINE
Teekay Offshore Partners LP, 7.25%, Series A (USD)		200,000	5,060,000
NETHERLANDS	0.6%
INSURANCE—MULTI-LINE—FOREIGN
ING Groep N.V., 7.375% (USD)[a,b]		450,000	11,241,000
UNITED KINGDOM	0.7%
BANKS—FOREIGN
National Westminster Bank PLC, 7.76%, Series C (USD)[a,b]		259,291	6,505,611
Royal Bank of Scotland Group PLC, 6.60%, Series S (USD)[a]		245,000	5,338,550
			11,844,161
UNITED STATES	5.2%
BANKS	1.9%
Ally Financial, 7.35%, due 8/8/32[a]		173,716	4,375,906
CoBank ACB, 6.25%, 144A ($100 Par Value)[a,d]		52,500	5,418,987
Countrywide Capital IV, 6.75%, due 4/1/33[a]		241,288	6,029,787
Countrywide Capital V, 7.00%, due 11/1/36[a]		250,000	6,290,000
Goldman Sachs Group/The, 5.50%, Series Ja		272,486	6,577,812
Huntington Bancshares, 8.50%, Series A ($1,000 Par Value)(Convertible)[a]		3,000	3,660,030
Zions Bancorp, 7.90%, Series Fa		79,006	2,250,091
			34,602,613
ELECTRIC—INTEGRATED	0.3%
Entergy Arkansas, 4.90%, due 12/1/52		49,821	1,080,617
Interstate Power & Light Co., 5.10%, Series D		64,963	1,529,879
PPL Capital Funding, 5.90%, due 4/30/73, Series B		87,374	2,103,966
			4,714,462

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
INSURANCE	0.7%
LIFE/HEALTH INSURANCE	0.1%
Principal Financial Group, 6.518%, Series B (FRN)		100,000	$2,582,000
MULTI-LINE	0.4%
Hanover Insurance Group/The, 6.35%, due 3/30/53		91,600	2,224,964
Hartford Financial Services Group, 7.875%, due 4/15/42[a]		150,000	4,422,000
			6,646,964
REINSURANCE	0.2%
Reinsurance Group of America, 6.20%, due 9/15/42[a]		129,190	3,358,940
TOTAL INSURANCE			12,587,904
INTEGRATED TELECOMMUNICATIONS SERVICES	1.0%
Qwest Corp., 6.125%, due 6/1/53[a]		445,675	10,740,767
Qwest Corp., 7.375%, due 6/1/51[a]		204,636	5,414,669
United States Cellular Corp., 6.95%, due 5/15/60[a]		109,644	2,772,897
			18,928,333
PIPELINES	0.2%
NuStar Logistics LP, 7.625%, due 1/15/43		178,431	4,674,892
REAL ESTATE—DIVERSIFIED	1.1%
Coresite Realty Corp., 7.25%, Series Aa		99,000	2,519,550
Duke Realty Corp., 6.50%, Series Ka		100,900	2,518,464
Forest City Enterprises, 7.375%, due 2/1/34[a]		259,975	6,660,559
National Retail Properties, 5.70%[a]		148,177	3,551,803
Retail Properties of America, 7.00%[a]		99,400	2,478,042
Saul Centers, 6.875%, Series Ca		79,140	2,018,070
			19,746,488
TOTAL UNITED STATES			95,254,692
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$128,031,210)			136,477,350

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	15.7%
AUSTRALIA	0.3%
OIL & GAS EXPLORATION & PRODUCTION
Origin Energy Finance Ltd., 7.875%, due 6/16/71 (EUR)		4,500,000	$6,071,218
BERMUDA	0.5%
INSURANCE—REINSURANCE—FOREIGN
Catlin Insurance Co., 7.249%, 144A (USD)[a,d]		9,000,000	9,270,000
BRAZIL	0.3%
BANKS—FOREIGN
Banco do Brasil SA/Cayman, 9.25%, 144A (USD)[a,d]		5,500,000	6,008,750
FRANCE	1.2%
BANKS—FOREIGN	0.4%
BNP Paribas, 7.195%, 144A (USD)[d]		3,500,000	3,403,750
BPCE SA, 9.00%, (EUR)		3,000,000	4,070,909
			7,474,659
INSURANCE	0.8%
LIFE/HEALTH INSURANCE	0.4%
La Mondiale Vie, 7.625% (USD)[e]		7,250,000	7,440,312
MULTI-LINE—FOREIGN	0.4%
AXA SA, 8.60%, due 12/15/30 (USD)[a]		5,000,000	6,062,500
TOTAL INSURANCE			13,502,812
TOTAL FRANCE			20,977,471
IRELAND	0.1%
BANKS—FOREIGN
Bank of Ireland, 10.00%, due 7/30/16, Series EMTN		1,200,000	1,589,314
JAPAN	0.2%
INSURANCE—PROPERTY CASUALTY—FOREIGN
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (USD)[a,b,d]		3,000,000	3,255,000
NETHERLANDS	0.6%
BANKS—FOREIGN
Rabobank Nederland, 8.40% (USD)		4,000,000	4,274,000
Rabobank Nederland, 11.00%, 144A (USD)[a,d]		5,120,000	6,607,263
			10,881,263

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
SPAIN	0.2%
BANKS—FOREIGN
Banco Bilbao Vizcaya Argentaria SA, 9.00% (USD)[e]		3,200,000	$3,048,000
SWITZERLAND	0.5%
BANKS—FOREIGN	0.3%
UBS AG, 7.625%, due 8/17/22 (USD)[a,b]		5,000,000	5,496,375
INSURANCE—REINSURANCE—FOREIGN	0.2%
Aquarius + Investments PLC, 8.25% (USD)		4,000,000	4,290,000
TOTAL SWITZERLAND			9,786,375
UNITED KINGDOM	3.5%
BANKS—FOREIGN	2.9%
Abbey National Capital Trust I, 8.963% (USD)[a]		8,904,000	10,773,840
Barclays Bank PLC, 6.278% (USD)[a]		4,570,000	4,241,284
Barclays Bank PLC, 7.625%, due 11/21/22[a,b]		5,500,000	5,410,625
Barclays Bank PLC, 7.75%, due 4/10/23 (USD)		4,100,000	4,084,625
Barclays Bank PLC, 6.86%, 144A (USD)[a,d]		4,500,000	4,488,750
HBOS Capital Funding LP, 6.85% (USD)		7,700,000	7,062,825
HSBC Capital Funding LP, 10.176%, 144A (USD)[d]		9,750,000	13,869,375
RBS Capital Trust B, 6.80% (USD)		4,000,000	3,504,000
			53,435,324
FINANCE	0.3%
Aberdeen Asset Management PLC, 7.00% (USD)[a]		4,617,000	4,582,373
INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN	0.3%
Scottish Widows PLC, 7.00%, due 6/16/43		4,000,000	5,939,722
TOTAL UNITED KINGDOM			63,957,419
UNITED STATES	8.3%
BANKS	1.8%
Farm Credit Bank of Texas, 10.00%, Series Ia,b		7,000	8,437,188
Goldman Sachs Capital II, 4.00%, due 6/1/43, (FRN)[a]		5,500,000	4,386,250
JP Morgan Chase & Co., 7.90%, Series Ia,b		8,070,000	9,128,356
Wells Fargo & Co., 7.98%, Series Ka,b		10,250,000	11,601,719
			33,553,513

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
BANKS—FOREIGN	0.3%
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[d]		5,000,000	$5,043,750
FINANCE—DIVERSIFIED FINANCIAL SERVICES	0.3%
General Electric Capital Corp., 7.125%, Series Aa		5,000,000	5,659,530
FOOD	0.4%
Dairy Farmers of America, 7.875%, 144Ad,f		60,000	6,536,250
INSURANCE	2.2%
LIFE/HEALTH INSURANCE	1.5%
American General Institutional Capital A, 7.57%, due 12/1/45, 144Aa,b,d		10,000,000	11,950,000
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,b,d		5,500,000	6,577,488
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,b,d		6,500,000	8,612,500
			27,139,988
MULTI-LINE	0.3%
American International Group, 8.175%, due 5/15/68, (FRN)[a]		4,420,000	5,414,500
PROPERTY CASUALTY	0.4%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa,d		5,500,000	6,476,250
TOTAL INSURANCE			39,030,738
INTEGRATED TELECOMMUNICATIONS SERVICES	0.8%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Aa,d		11,989	15,053,688
PIPELINES	1.7%
DCP Midstream LLC, 5.85%, due 5/21/43, 144Aa,d		6,912,000	6,670,080
El Paso LLC, 7.75%, due 1/15/32, Series GMTN		3,000,000	3,202,287
El Paso LLC, 8.05%, due 10/15/30, Series GMTN		3,000,000	3,206,853
Enbridge Energy Partners LP, 8.05%, due 10/1/37		8,000,000	9,106,000
Enterprise Products Operating LP, 8.375%, due 8/1/66[a]		8,430,000	9,405,882
			31,591,102

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
UTILITIES—MULTI-UTILITIES	0.8%
Dominion Resources, 7.50%, due 6/30/66, Series Aa,b		8,979,000	$9,748,761
PPL Capital Funding, 6.70%, due 3/30/67, Series Aa		4,994,000	5,160,545
			14,909,306
TOTAL UNITED STATES			151,377,877
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$254,672,290)			286,222,687
		Principal Amount
CORPORATE BONDS—UNITED STATES	1.5%
INSURANCE—PROPERTY CASUALTY	0.3%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa,d		$5,100,000	5,399,773
INTEGRATED TELECOMMUNICATIONS SERVICES	1.2%
Citizens Communications Co., 9.00%, due 8/15/31[a,b]		12,450,000	12,387,750
Embarq Corp., 7.995%, due 6/1/36[a]		8,338,000	8,821,487
			21,209,237
TOTAL CORPORATE BONDS (Identified cost—$25,775,054)			26,609,010
		Number of Shares
SHORT-TERM INVESTMENTS	2.7%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[g]		24,555,654	24,555,654
Federated Government Obligations Fund, 0.01%[g]		24,555,743	24,555,743
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$49,111,397)			49,111,397
TOTAL INVESTMENTS (Identified cost—$2,162,290,049)	144.4%		2,627,947,991
LIABILITIES IN EXCESS OF OTHER ASSETS	(44.4)		(807,682,567)
NET ASSETS (Equivalent to $21.17 per share based on 85,968,253 shares of common stock outstanding)	100.0%		$1,820,265,424

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

Glossary of Portfolio Abbreviations

ADR   American Depositary Receipt

EUR   Euro Currency

FRN   Floating Rate Note

HKD   Hong Kong Dollar

MLP   Master Limited Partnership

USD   United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $1,674,160,507 in aggregate has been pledged as collateral.

b  A portion of the security has been rehypothecated in connection with the Fund's revolving credit agreement. $717,611,297 in aggregate has been rehypothecated.

c  Non-income producing security.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 6.9% of the net assets of the Fund, of which 0.4% are illiquid.

e  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.6% of the net assets of the Fund.

f  Illiquid security. Aggregate holdings equal 0.4% of the net assets of the Fund.

g  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

Sector Summary	% of Managed Assets
Electric (Common)	19.7
Communications (Common)	15.8
Pipelines (Common)	15.5
Toll Roads (Common)	11.2
Railways (Common)	6.3
Gas Distribution (Common)	5.0
Insurance (Preferred)	3.9
Airports (Common)	3.9
Banks—Foreign (Preferred)	3.8
Banks (Preferred)	2.8
Marine Ports (Common)	2.4
Other	1.6
Water (Common)	1.4
Pipelines (Preferred)	1.4
Integrated Telecommunications Services (Preferred)	1.3
Integrated Telecommunications Services (Corporate Bonds)	0.8
Real Estate (Preferred)	0.8
Utilities (Preferred)	0.6
Transport—Marine (Preferred)	0.5
Finance (Preferred)	0.4
Food (Preferred)	0.3
Oil & Gas Exploration & Production (Preferred)	0.2
Insurance (Corporate Bonds)	0.2
Electric—Integrated (Preferred)	0.2
100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$2,162,290,049)	$2,627,947,991
Receivable for:
Dividends and interest	14,552,272
Investment securities sold	7,336,900
Other assets	404,210
Total Assets	2,650,241,373
LIABILITIES:
Foreign currency overdraft, at value (Identified cost—$4,514,015)	4,435,291
Payable for:
Revolving credit agreement	800,000,000
Investment securities purchased	21,585,390
Investment management fees	1,849,706
Dividends declared on common shares	1,608,853
Interest expense	168,553
Administration fees	84,618
Directors' fees	3,342
Due to custodian	1,326
Other liabilities	238,870
Total Liabilities	829,975,949
NET ASSETS	$1,820,265,424
NET ASSETS consist of:
Paid-in capital	$1,502,480,654
Dividends in excess of net investment income	(32,386,817)
Accumulated net realized loss	(115,398,590)
Net unrealized appreciation	465,570,177
$1,820,265,424
NET ASSET VALUE PER COMMON SHARE:
($1,820,265,424 ÷ 85,968,253 shares outstanding)	$21.17
MARKET PRICE PER COMMON SHARE	$18.89
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(10.77)%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income (net of $3,090,084 of foreign withholding tax)	$40,737,326
Interest income (net of $45 of foreign withholding tax)	11,178,435
Rehypothecation income	28,698
Total Investment Income	51,944,459
Expenses:
Investment management fees	11,312,081
Interest expense	7,629,057
Administration fees	693,015
Line of credit fees	501,522
Custodian fees and expenses	445,715
Reports to shareholders	107,357
Professional fees	59,967
Directors' fees and expenses	58,788
Transfer agent fees and expenses	9,868
Registration and filing fees	4,930
Miscellaneous	115,688
Total Expenses	20,937,988
Net Investment Income	31,006,471
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	40,644,934
Foreign currency transactions	(221,849)
Net realized gain	40,423,085
Net change in unrealized appreciation (depreciation) on:
Investments	41,447,228
Foreign currency translations	(86,418)
Net change in unrealized appreciation (depreciation)	41,360,810
Net realized and unrealized gain	81,783,895
Net Increase in Net Assets Resulting from Operations	$112,790,366

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$31,006,471	$71,875,591
Net realized gain (loss)	40,423,085	(5,504,652)
Net change in unrealized appreciation (depreciation)	41,360,810	291,624,547
Net increase in net assets resulting from operations	112,790,366	357,995,486
Dividends and Distributions to Common Shareholders from:
Net investment income	(61,897,142)	(79,042,181)
Tax return of capital	—	(44,752,103)
Total dividends and distributions to common shareholders	(61,897,142)	(123,794,284)
Total increase in net assets applicable to common shares	50,893,224	234,201,202
Net Assets Applicable to Common Shares:
Beginning of period	1,769,372,200	1,535,170,998
End of period[a]	$1,820,265,424	$1,769,372,200

a  Includes dividends in excess of net investment income of $32,386,817 and $1,496,146, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2013 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$112,790,366
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(550,822,559)
Net purchases, sales and maturities of short-term investments	(16,402,241)
Net amortization of premium	160,665
Proceeds from sales and maturities of long-term investments	595,752,521
Net increase in dividends and interest receivable and other assets	(2,035,745)
Net decrease in interest expense payable, accrued expenses and other liabilities	(1,030,363)
Net change in unrealized appreciation on investments	(41,447,228)
Net realized gain on investments	(40,644,934)
Cash provided by operating activities	56,320,482
Cash Flows from Financing Activities:
Distributions paid on common shares	(62,361,110)
Foreign currency overdraft	4,435,291
Due to custodian	1,326
Cash used for financing activities	(57,924,493)
Decrease in cash	(1,604,011)
Cash at beginning of period (including foreign currency)	1,604,011
Cash at end of period	$—

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value per common share, beginning of period	$20.58	$17.86	$18.53	$17.39	$13.21	$29.56
Income (loss) from investment operations:
Net investment income	0.36	0.80	0.91	1.18	0.89	1.48
Net realized and unrealized gain (loss)	0.95	3.36	(0.14)	1.14	4.31	(14.94)
Total income (loss) from investment operations	1.31	4.16	0.77	2.32	5.20	(13.46)
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	—	(0.05)	(0.53)
Net realized gain	—	—	—	—	(0.01)	—
Total dividends and distributions to preferred shareholders	—	—	—	—	(0.06)	(0.53)
Total from investment operations applicable to common shares	1.31	4.16	0.77	2.32	5.14	(13.99)
Less: Preferred share offering cost adjustment	—	—	—	—	—	(0.00)[a]
Less dividends and distributions to common shareholders from:
Net investment income	(0.72)	(0.92)	(1.02)	(1.11)	(0.82)	(0.82)
Net realized gain	—	—	—	(0.09)	(0.10)	—
Tax return of capital	—	(0.52)	(0.42)	—	(0.04)	(1.54)
Total dividends and distributions to common shareholders	(0.72)	(1.44)	(1.44)	(1.20)	(0.96)	(2.36)
Anti-dilutive effect from the purchase of common shares	—	—	—	0.02	—	—
Net increase (decrease) in net asset value per common share	0.59	2.72	(0.67)	1.14	4.18	(16.35)
Net asset value, per common share, end of period	$21.17	$20.58	$17.86	$18.53	$17.39	$13.21
Market value, per common share,end of period	$18.89	$18.75	$15.80	$16.42	$15.95	$10.30
Total net asset value return[b]	6.64%[c]	24.65%	4.88%	15.07%	42.04%	–49.17%
Total market value return[b]	4.44%[c]	28.37%	4.71%	11.18%	67.09%	–57.40%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets applicable to common shares, end of period (in millions)	$1,820.3	$1,769.4	$1,535.2	$1,593.1	$753.5	$572.3
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[d]	2.24%[e]	2.07%	2.18%	2.36%	2.75%	2.00%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[d]	2.24%[e]	2.06%	2.09%	2.19%	2.48%	1.68%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[d]	1.42%[e]	1.44%	1.41%	1.44%	1.92%	1.62%
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[d]	3.32%[e]	4.34%	5.18%	6.25%	7.61%	6.31%
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[d]	3.32%[e]	4.35%	5.27%	6.42%	7.89%	6.64%
Ratio of expenses to average daily managed assets (before expense reduction)[d,f]	1.57%[e]	1.40%	1.44%	1.51%	1.64%	1.24%
Ratio of expenses to average daily managed assets (net of expense reduction)[d,f]	1.57%[e]	1.38%	1.38%	1.40%	1.48%	1.04%
Portfolio turnover rate	22%[c]	49%	40%	48%	113%	29%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Preferred Shares/	For the Six Months Ended	For the Year Ended December 31,
Revolving Credit Agreement:	June 30, 2013	2012	2011	2010	2009	2008
Liquidation value, end of period (in 000's)	—	—	—	—	—	$292,000
Total shares outstanding (in 000's)	—	—	—	—	—	12
Asset coverage ratio for revolving credit agreement	328%	321%	292%[g]	291%[g]	273%[g]	981%
Asset coverage per $1,000 for revolving credit agreement	$3,275	$3,212	$2,919	$2,912	$2,728	$9,806
Asset coverage ratio for auction market preferred shares	—	—	—	—	—	247%[h]
Asset coverage per share for market auction preferred shares	—	—	—	—	—	$61,750 [h]
Liquidation preference per share	—	—	—	—	—	$25,000
Average market value per share[i]	—	—	—	—	—	$25,000

a  Amount is less than $0.005.

b  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Not annualized.

d  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

e  Annualized.

f  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

g  For the period June 1, 2009 through October 7, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage. The decrease in asset coverage below 300% as of December 31, 2011 and December 31, 2010 was caused by a decrease in market value and is not deemed to be a violation of Section 18(a)(1) of the 1940 Act.

h  Includes the effect of the outstanding borrowings from the revolving credit agreement.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company. The Fund's investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of June 30, 2013, there were $815,709,145 of securities transferred between

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Level 1 and Level 2, which resulted from not utilizing foreign equity fair value pricing procedures by the Fund as of June 30, 2013.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Common Stock	$2,129,527,547	$2,129,527,547	$—	$—
Preferred Securities—$25 Par Value—United States	95,254,692	89,835,705	5,418,987	—
Preferred Securities—$25 Par Value—Other Countries	41,222,658	41,222,658	—	—
Preferred Securities—Capital Securities—France	20,977,471	—	13,537,159	7,440,312	[b]
Preferred Securities—Capital Securities—Spain	3,048,000	—	—	3,048,000	[b]
Preferred Securities—Capital Securities—United States	151,377,877	—	144,841,627	6,536,250	[c]
Preferred Securities—Capital Securities—Other Countries	110,819,339	—	110,819,339	—
Corporate Bonds	26,609,010	—	26,609,010	—
Money Market Funds	49,111,397	—	49,111,397	—
Total Investments[d]	$2,627,947,991	$2,260,585,910	$350,337,519	$17,024,562

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b Valued utilizing broker quotes.

c  Valued by a pricing service which utilized independent broker quotes.

d  Portfolio holdings are disclosed individually on the Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities— Capital Securities— France	Preferred Securities— Capital Securities— Spain	Preferred Securities— Capital Securities— United States
Balance as of December 31, 2012	$15,091,563	$—	$—	$15,091,563
Purchases	10,617,944	7,389,069	3,228,875	—
Amortization	(3,692)	(3,260)	(432)	—
Change in unrealized appreciation (depreciation)	(244,065)	54,503	(180,443)	(118,125)
Transfers out of Level 3[a]	(8,437,188)	—	—	(8,437,188)
Balance as of June 30, 2013	$17,024,562	$7,440,312	$3,048,000	$6,536,250

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $57,810.

a  As of December 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2013, the Fund used significant observable inputs in determining the value of the same investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund up to $1 billion, 0.04% of the average daily managed assets of the Fund in excess of $1 billion and up to $1.5 billion and 0.02% of the average daily managed assets of the Fund in excess of $1.5 billion. For the six months ended June 30, 2013, the Fund incurred $514,112 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $17,110 for the six months ended June 30, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2013, totaled $572,088,126 and $593,916,183, respectively.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$2,162,290,049
Gross unrealized appreciation	$531,217,313
Gross unrealized depreciation	(65,559,371)
Net unrealized appreciation	$465,657,942

As of December 31, 2012, the Fund had a net short-term capital loss carryforward of $141,044,124 which may be used to offset future capital gains. These losses will expire on December 31, 2016. All of the net capital loss carryforward was acquired from the Fund's merger with Cohen & Steers REIT and Utility Income Fund, Inc. Federal tax rules limit the Fund's use of these capital loss carryforwards. It is possible that all or portion of these losses will not be able to be utilized prior to their expiration. In addition, the Fund incurred net ordinary losses of $289,121 after October 31, 2012, that it has elected to treat as arising in the following fiscal year.

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 11, 2012, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2013 through the fiscal year ended December 31, 2013. During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not effect any repurchases.

Note 6. Borrowings

Effective December 26, 2012, the Fund entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund began paying a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $850,000,000. The Fund also pays a fee of 0.55% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice; however, if the Fund exceeds certain net asset value triggers, BNPP may make such changes upon 60 days' notice to the Fund. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of June 30, 2013, the Fund had outstanding borrowings of $800,000,000. During the six months ended June 30, 2013, the Fund borrowed an average daily balance of $800,000,000 at a weighted average borrowing cost of 1.90%. As of June 30, 2013, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was $717,611,297. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at June 30, 2013. During the six months ended June 30, 2013, the Fund earned $28,698 in fees from rehypothecated securities.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2013. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Martin Cohen	77,690,826.642	1,481,461.706
Richard J. Norman	77,894,336.538	1,277,951.810
Frank K. Ross	77,852,584.077	1,319,704.271

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2013) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (03/30/04)	One Year	Five Years	Since Inception (03/30/04)
21.78%	4.14%	9.68%	18.26%	3.68%	7.80%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are

COHEN & STEERS INFRASTRUCTURE FUND, INC.

mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 12, 2013 and at a meeting held in person on June 18, 2013, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2014 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Investment Manager and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would

COHEN & STEERS INFRASTRUCTURE FUND, INC.

likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted the Fund outperformed the median of the Peer Funds for the one-year period ended March 31, 2013, ranking in the second quintile. The Board of Directors noted that the Fund underperformed the median of the Peer Funds for the three- and five-year periods ended March 31, 2013 each ranking four out of five funds. The Board of Directors noted that the Fund outperformed its linked benchmark for the one-, three- and five-year periods ended March 31, 2013. The Board of Directors also considered the investment performance of the Fund versus a group of peer funds supplied by the Investment Manager (Manager Peer Funds). The Investment Manager believes that the funds comprising the Peer Funds do not provide an adequate universe for comparison and that the Manager Peer Funds provide a more appropriate comparative universe. The Board of Directors noted that the Fund outperformed the Manager Peer Funds' medians for the one-, three- and five- year periods ended March 31, 2013. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other infrastructure funds. The Board also considered that the Fund had changed its investment strategies and benchmark effective January 1, 2010, and that performance had improved since then.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees, at both the managed and common asset levels, were lower than the medians of the Peer Funds. The Board of Directors noted that the Fund's contractual management fee at the managed asset levels was lower than the median of the Peer Funds. The Board of Directors also noted that the Fund's net expense ratios at managed and common asset levels, including and excluding investment related expenses, were lower than the medians of the Peer Funds, ranking the Fund in the first quintile. The Board of Directors also considered that the Fund's actual management fees at both managed and common asset levels were higher than the median of the Manager Peer Funds. The Board of Directors also noted that the Fund's contractual management fee at managed asset levels was higher than the median of the Manager Peer Funds. The Board of Directors also noted that the Fund's net expense ratio, including

COHEN & STEERS INFRASTRUCTURE FUND, INC.

investment-related expenses, at managed and common asset levels was higher than the the Manager Peer Funds' median. The Board of Directors also noted that as of April 1, 2012, the Investment Manager no longer waives a portion of its management fee and had contractually agreed to waive a declining portion of its advisory fee through March 31, 2012. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager and not by the Fund and are affiliates of the Investment Manager, and the Board of Directors considered the profitability of the Investment Manager as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreements to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SPRL, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

William F. Scapell
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: UTF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

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UTFSAR

Semiannual Report June 30, 2013

Cohen & Steers Infrastructure Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 27, 2013